UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2009
CHROMCRAFT REVINGTON, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13970	35-1848094

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana	47906

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (765) 807-2640
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The board of directors of Chromcraft Revington, Inc. (the “Company”) approved an amendment to the By-Laws of the Company, effective April 1, 2009. Section 2 of Article III of the By-Laws was amended to reduce the number of directors of the Company from eight to seven, which corresponds to the number of directors currently serving on the Company’s board of directors.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
3.2	By-Laws of the Registrant, as amended effective April 1, 2009 (filed herewith)
* * *

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 7, 2009

CHROMCRAFT REVINGTON, INC.
By:	/s/ Myron D. Hamas
Myron D. Hamas
Vice President-Finance

EXHIBIT INDEX

Exhibit
Number	Description

3.2	By-Laws of the Company, as amended effective April 1, 2009

4